                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    _______________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 3, 1996
                                                 -----------------


                      INTERNATIONAL CABLETEL INCORPORATED
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              (Exact Name of Registrant as Specified in Charter)


   Delaware                     0-22616                 52-1822078
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(State or Other               (Commission               (IRS Employer
Jurisdiction of               File Number)            Identification No.)
Incorporation)


110 East 59th Street, New York, New York                               10022
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 (Address of Principal Executive Offices)                          (Zip Code)


Registrant's Telephone Number, including area code             (212)371-3714
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________________________________________________________________________
           (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
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     On September 3, 1996 International CableTel Incorporated ("CableTel")
announced that it had acquired the remaining 30% minority interest of English Cable Enterprises, Inc. ("ECE") that it did not own. ECE owns and operates through subsidiaries four telecommunications and cable television franchises in the Northern suburbs of London (Central and East Hertfordshire and South and North Bedfordshire). These franchises comprise approximately 348,600 franchised homes.

     In the transaction, CableTel exchanged 1.415 million shares of its common stock for the remaining stock interest in ECE that was held by ECE's minority partners. Resale of the 1.415 million shares issued in the transaction is generally restricted such that (subject to compliance with the securities laws) 25% of the shares are eligible for sale commencing March 4, 1997, with the remaining shares being eligible for sale commencing September 4, 1998. Following the transaction, CableTel has outstanding approximately 32 million shares of common stock and approximately 21.9 million shares are reserved for issuance upon the exercise of options, warrants and the conversion of convertible securities.

     A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.

     Also, on August 7, 1996, Andrew Sukawaty resigned as Vice President-NTL of CableTel. Prior to CableTel's acquisition of NTL earlier this year, Mr. Sukawaty was NTL's Chief Executive Officer.


Item 7.  Financial Statements and Exhibits
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         Exhibits

         99  Press Release issued September 3, 1996.
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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



     INTERNATIONAL CABLETEL INCORPORATED
     (Registrant)



     By: \s\ Richard J. Lubasch
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     Name: Richard J. Lubasch
     Title: Senior Vice President-General Counsel


Dated: September 3, 1996
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                                 EXHIBIT INDEX
                                 -------------


Exhibit                                                                Page
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99   Press Release issued on September 3, 1996.